                                                                 Exhibit 10.4(D)

                                                               ----------------
                                                              | EXECUTION COPY |
                                                               ----------------



                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated April 30, 2007, is among Bank of America, National Association, a national banking association (the "Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely, as trustee of the Banc of America Funding 2007-3 Trust (the "Assignee"), GMAC Mortgage, LLC, a Delaware limited liability company ("GMACM") and acknowledged by Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding Trust 2007-3;

     WHEREAS, pursuant to that certain Assignment, Assumption and Recognition Agreement, dated as of August 4, 2004, by and among UBS Real Estate Securities Inc., the Assignor, GMACM, as servicer and ABN AMRO Mortgage Group, Inc. (the "UBS AAR Agreement"), which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from UBS Real Estate Securities Inc. and GMACM currently services the Mortgage Loans;

     WHEREAS, GMACM has agreed to service the Mortgage Loans pursuant to (a) that certain Master Flow Sale and Servicing Agreement, dated as of August 1, 2003, by and between the Assignor (as successor in interest to Banc of America Mortgage Capital Corporation ("BAMCC")), as purchaser, and GMACM, as seller, (b) that certain Global Amendment to Sale and Servicing Agreements, dated as of September 1, 2005, by and among GMACM, BAMCC and the Assignor and (c) that certain Regulation AB Compliance Addendum to the Master Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between GMACM and the Assignor (collectively, the "Sale and Servicing Agreement"), each of which is attached in Appendix II hereto;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, Washington Mutual Mortgage Securities Corp. as a master servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest of the Assignor in, to and under the UBS AAR Agreement, the Sale and Servicing Agreement and the mortgage loans delivered under the UBS AAR Agreement to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the UBS AAR Agreement or the Sale and Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC, GMACM and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to GMACM with respect to the UBS AAR Agreement, the Sale and Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the UBS AAR Agreement, the Sale and Servicing Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the UBS AAR Agreement, the Sale and Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, GMACM shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in the UBS AAR Agreement or the Sale and Servicing

Agreement, GMACM shall service the Mortgage Loans pursuant to the Sale and Servicing Agreement, as modified by Section 8 hereof, for the benefit of the Assignee.

     4. GMACM acknowledges that a REMIC election will be made with respect to he Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement with respect to the Mortgage Loans. The Master Servicer shall be authorized to enforce directly against GMACM any of the obligations of GMACM to the Assignor or its assignees provided for in the Sale and Servicing Agreement relating to the Mortgage Loans including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Sale and Servicing Agreement to monitor and enforce the obligations of GMACM thereunder, the right to terminate GMACM under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by GMACM under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by GMACM under the Sale and Servicing Agreement, the right to examine the books and records of GMACM, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by GMACM. All remittances by GMACM shall be made to the account or accounts designated by the Master Servicer to GMACM in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2007-3 # 53146700.

     5. GMACM hereby represents and warrants to each of the other parties hereto
(i) that the representations and warranties of GMACM in Section 3.01 of the Sale and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the UBS AAR Agreement, (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

     6. GMACM hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     7. GMACM, BAFC and the Assignee hereby agree to the following modifications to the Sale and Servicing Agreement solely with respect to the Mortgage Loans:

     a. Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

               "A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the principal balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Section 3.02; (v) be of the same type as the Deleted Mortgage Loan; (vi) have a FICO score not less than that of the Deleted Mortgage Loan, (vii) have an LTV not greater than that of the Deleted Mortgage Loan; (viii) have a credit grade not lower in quality than that of the Deleted Mortgage Loan and
          (ix) have the same lien status as the Deleted Mortgage Loan."

     b. Section 3.01(i). Section 3.01(i) is hereby amended by deleting "corporation" and "Commonwealth of Pennsylvania" and replacing them with "limited liability company" and "State of Delaware," respectively.

     c. Section 3.01(iii). Section 3.01(iii) is hereby amended by deleting "articles of incorporation or by-laws" and replacing them with "limited liability agreement."

     d. Section 5.02. The second paragraph of Section 5.02 is hereby replaced in its entirety with the following:

          "Not later than the fifth (5th) business day of each month, the Company shall deliver to the Owner a monthly remittance advice in the form set forth in Exhibit E-1, in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date, a delinquency report in the form set forth in Exhibit E-2, and a realized loss report in the form set forth in Exhibit E-3, each in a mutually agreeable electronic format."

          The exhibits referenced in this Section 7(d) are attached to this Agreement as Exhibit B hereto and replace Exhibit E to the Sale and Servicing Agreement in its entirety.

     e. Section 5.03. The last sentence of the first paragraph of Section 5.03 is hereby replaced in its entirety with the following:

          "The Company's obligation to make P&I Advances as to any Mortgage Loan shall continue through the earlier to occur of (a) the repurchase of the Mortgage Loan by the Company pursuant to Section 3.03 and (b) the Remittance Date following acquisition or disposition of title to the related Mortgaged Property through foreclosure or by delivery of a deed in lieu of foreclosure; provided, however, in connection with a securitization as contemplated under Article XII, the Company shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property."

     f.   Section 6.07. Section 6.07 is hereby modified by replacing  subsection
          (ii) with the following:

          "result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an opinion of counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax."

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2007-3

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

     Wells Fargo Bank's address for purposes of all notices and correspondence related to its role as Master Servicer of the Mortgage Loans is:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: Client Manager - BAFC 2007-3

     9. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the UBS AAR or the Sale and Servicing Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the UBS AAR or the Sale and Servicing Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                          Bank of America, National Association,
                                          as Assignor


                                          By: /s/ Bruce W. Good
                                              ----------------------------------
                                          Name:        Bruce W. Good
                                          Title:       Vice President


                                          U.S. Bank National Association,
                                          as Assignee


                                          By: /s/ Melissa A. Rosal
                                              ----------------------------------
                                          Name:        Melissa A. Rosal
                                          Title:       Vice President


                                          Banc of America Funding Corporation


                                          By: /s/ Bruce W. Good
                                              ----------------------------------
                                          Name:        Bruce W. Good
                                          Title:       Vice President


                                          GMAC Mortgage, LLC,
                                          as servicer


                                          By: /s/ Sandy Blitzer
                                              ----------------------------------
                                          Name:        Sandy Blitzer
                                          Title:       Vice President


Acknowledged and Agreed
as of the date first above written:

Wells Fargo Bank, N.A., as master servicer


By:      /s/ Raymond Delli Colli
   -----------------------------------------
Name:    Raymond Delli Colli
Title:   Vice President



       [Assignment, Assumption and Recognition Agreement for BAFC 2007-3]

                                    EXHIBIT A
                                    ---------

                           Schedule of Mortgage Loans

    [Included as Exhibit D-2 to Exhibit 4.1 to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]

                                    EXHIBIT B
                                    ---------

Exhibit E-1: Standard File Layout

------------------------------------------------------------------------------------------------------------------------------------
Column Name              Description                                                     Decimal   Format Comment          Max Size
------------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer to define a group of loans.              Text up to 10 digits        20
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan by the investor.                Text up to 10 digits        10
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.  This may             Text up to 10 digits        10
                         be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file.  It is not separated           Maximum length of 30        30
                         by first and last name.                                                   (Last, First)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest payment that     2     No commas(,) or dollar      11
                         a borrower is expected to pay, P&I constant.                              signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.                 4     Max length of 6              6
------------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the service fee rate as           4     Max length of 6              6
                         reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported by the Servicer.     4     Max length of 6              6
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported by the             2     No commas(,) or dollar      11
                         Servicer.                                                                 signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by the Servicer.            2     No commas(,) or dollar      11
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.                      4     Max length of 6              6
------------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate a forecasted rate.     4     Max length of 6              6
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the beginning of the     2     No commas(,) or dollar      11
                         processing cycle.                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end of the           2     No commas(,) or dollar      11
                         processing cycle.                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the borrower's               MM/DD/YYYY                  10
                         next payment is due to the Servicer, as reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.                         2     No commas(,) or dollar      11
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the first curtailment                MM/DD/YYYY                  10
                         amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment amount, if        2     No commas(,) or dollar      11
                         applicable.                                                               signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.                        2     No commas(,) or dollar      11
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the second curtailment               MM/DD/YYYY                  10
                         amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment amount, if       2     No commas(,) or dollar      11
                         applicable.                                                               signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.                         2     No commas(,) or dollar      11
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the third curtailment                MM/DD/YYYY                  10
                         amount.
------------------------------------------------------------------------------------------------------------------------------------

                                      B-1

------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third curtailment amount, if        2     No commas(,) or dollar      11
                         applicable.                                                               signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported by the Servicer.         2     No commas(,) or dollar      11
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the Servicer.                        MM/DD/YYYY                  10
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Action Code Key:             2
                                                                                                   15=Bankruptcy,
ACTION_CODE              The standard FNMA numeric code used to                                    30=Foreclosure, , 60=PIF,
                         indicate the default/delinquent status of                                 63=Substitution,
                         a particular loan.                                                        65=Repurchase,70=REO
------------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as reported by the            2     No commas(,) or dollar      11
                         Servicer.                                                                 signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if applicable.            2     No commas(,) or dollar      11
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.                     2     No commas(,) or dollar      11
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if applicable.        2     No commas(,) or dollar      11
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at the beginning     2     No commas(,) or dollar      11
                         of the cycle date to be passed through to investors.                      signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at the end of      2     No commas(,) or dollar      11
                         a processing cycle.                                                       signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by the Servicer for      2     No commas(,) or dollar      11
                         the current cycle -- only applicable for Scheduled/Scheduled              signs ($)
                         Loans.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less the service fee amount     2     No commas(,) or dollar      11
                         for the current cycle as reported by the Servicer -- only                 signs ($)
                         applicable for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the Servicer for the       2     No commas(,) or dollar      11
                         current reporting cycle -- only applicable for Actual/Actual              signs ($)
                         Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the service fee amount        2     No commas(,) or dollar      11
                         for the current reporting cycle as reported by the Servicer --            signs ($)
                         only applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays on his loan     2     No commas(,) or dollar      11
                         as reported by the Servicer.                                              signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by the            2     No commas(,) or dollar      11
                         servicer.                                                                 signs ($)
------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the Modification for the loan.              MM/DD/YYYY                  10
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                                    Varchar - value can be      30
                                                                                                   alpha or numeric
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest advances made by     2     No commas(,) or dollar      11
                         Servicer.                                                                 signs ($)
------------------------------------------------------------------------------------------------------------------------------------

Exhibit E-2: Standard File Layout - Delinquency Reporting

-------------------------- -------------------------------------------------------------------------------- ------- ----------------
Column/Header Name                                            Description                                   Decimal Format Comment
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
LOAN_NBR                   A unique identifier assigned to each loan by the originator.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
CLIENT_NBR                 Servicer Client Number
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
SERV_INVESTOR_NBR          Contains a unique number as assigned by an external
                           servicer to identify a group of loans in their system.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
BORROWER_FIRST_NAME        First Name of the Borrower.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
BORROWER_LAST_NAME         Last name of the borrower.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
PROP_ADDRESS               Street Name and Number of Property
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
PROP_STATE                 The state where the  property located.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
PROP_ZIP                   Zip code where the property is located.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
BORR_NEXT_PAY_DUE_DATE     The date that the borrower's next payment is due to the servicer at the end of           MM/DD/YYYY
                           processing cycle, as reported by Servicer.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
LOAN_TYPE                  Loan Type (i.e. FHA, VA, Conv)
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
BANKRUPTCY_FILED_DATE      The date a particular bankruptcy claim was filed.                                        MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
BANKRUPTCY_CHAPTER_CODE    The chapter under which the bankruptcy was filed.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
BANKRUPTCY_CASE_NBR        The case number assigned by the court to the bankruptcy
                           filing.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
POST_PETITION_DUE_DATE     The payment due date once the bankruptcy has been approved by the courts                 MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged            MM/DD/YYYY
                           and/or a Motion For Relief Was Granted.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
LOSS_MIT_APPR_DATE         The Date The Loss Mitigation Was Approved By The Servicer                                MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
LOSS_MIT_TYPE              The Type Of Loss Mitigation Approved For A Loan Such As;
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
LOSS_MIT_EST_COMP_DATE     The Date The Loss Mitigation /Plan Is Scheduled To End/Close                             MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
LOSS_MIT_ACT_COMP_DATE     The Date The Loss Mitigation Is Actually Completed                                       MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
FRCLSR_APPROVED_DATE       The date DA Admin sends a letter to the servicer with instructions to begin              MM/DD/YYYY
                           foreclosure proceedings.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
ATTORNEY_REFERRAL_DATE     Date File Was Referred To Attorney to Pursue Foreclosure                                 MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
FIRST_LEGAL_DATE           Notice of 1st legal filed by an Attorney in a Foreclosure Action                         MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
FRCLSR_SALE_EXPECTED_DATE  The date by which a foreclosure sale is expected to occur.                               MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
FRCLSR_SALE_DATE           The actual date of the foreclosure sale.                                                 MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
FRCLSR_SALE_AMT            The amount a property sold for at the foreclosure sale.                             2    No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
EVICTION_START_DATE        The date the servicer initiates eviction of the borrower.                                MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
EVICTION_COMPLETED_DATE    The date the court revokes legal possession of the property from the borrower.           MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
LIST_PRICE                 The price at which an REO property is marketed.                                     2    No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------- -------------------------------------------------------------------------------- ------- ----------------


-------------------------- -------------------------------------------------------------------------------- ------- ----------------
LIST_DATE                  The date an REO property is listed at a particular price.                                MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
OFFER_AMT                  The dollar value of an offer for an REO property.                                   2    No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
OFFER_DATE_TIME            The date an offer is received by DA Admin or by the Servicer.                            MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
REO_CLOSING_DATE           The date the REO sale of the property is scheduled to close.                             MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
REO_ACTUAL_CLOSING_DATE    Actual Date Of REO Sale                                                                  MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
OCCUPANT_CODE              Classification of how the property is occupied.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
PROP_CONDITION_CODE        A code that indicates the condition of the property.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
PROP_INSPECTION_DATE       The date a  property inspection is performed.                                            MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
APPRAISAL_DATE             The date the appraisal was done.                                                         MM/DD/YYYY
-------------------------- -------------------------------------------------------------------------------- ------- ----------------
CURR_PROP_VAL              The current "as is" value of the property based on brokers price opinion or         2
                           appraisal.
-------------------------- -------------------------------------------------------------------------------- ------- ----------------


Exhibit E-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      1. The numbers on the form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     -------------------------------------
     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

    4-12. Complete as applicable.   All line entries must be supported by copies
          of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

     13.  The total of lines 1 through 12.

     2.   Credits:
          --------
   14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.  The total of lines 14 through 21.

     Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                 3. Total Realized Loss (or Amount of Any Gain)
                    -------------------------------------------
     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit E-3: Calculation of Realized Loss/Gain Form 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________                     Date:  _______________
Phone:  ______________________  Email Address:_____________________

   -------------------      ------------------       -------------------------
  | Servicer Loan No. |    |  Servicer Name   |     |  Servicer Address        |
  |                   |    |                  |     |                          |
  |                   |    |                  |     |                          |
   -------------------      ------------------       -------------------------


WELLS FARGO BANK, N.A. Loan No._________________________________________
Borrower's Name:________________________________________________________
Property Address:_______________________________________________________________

Liquidation and Acquisition Expenses:
(1)    Actual Unpaid Principal Balance of Mortgage Loan   $________________(1)
(2)    Interest accrued at Net Rate                       _________________(2)
(3)    Accrued Servicing Fees                             _________________(3)
(4)    Attorney's Fees                                    _________________(4)
(5)    Taxes                                              _________________(5)
(6)    Property Maintenance                               _________________(6)
(7)    MI/Hazard Insurance Premiums                       _________________(7)
(8)    Utility Expenses                                   _________________(8)
(9)    Appraisal/BPO                                      _________________(9)
(10)   Property Inspections                               ________________(10)
(11)   FC Costs/Other Legal Expenses                      ________________(11)
(12)   Other (itemize)                                    $_______________(12)
           Cash for Keys__________________________        ________________
           HOA/Condo Fees_______________________          ________________
           _____________________________________          ________________
           _____________________________________          ________________

           Total Expenses                                 $_______________(13)

Credits:
(14)   Escrow Balance                                     $_______________(14)
(15)   HIP Refund                                         ________________(15)
(16)   Rental Receipts                                    ________________(16)
(17)   Hazard Loss Proceeds                               ________________(17)
(18)   Primary Mortgage Insurance Proceeds                ________________(18)
(19)   Pool Insurance Proceeds                            ________________(19)
(20)   Proceeds from Sale of Acquired Property            ________________(20)

(21)   Other (itemize)                                    ________________(21)
       _____________________________________              ________________
       _____________________________________              ________________
       Total Credits                                      $_______________(22)

Total Realized Loss (or Amount of Gain)                   $_______________(23)

                                   APPENDIX I

                                UBS AAR Agreement

                            [Available upon request.]

                                   APPENDIX II

                          Sale and Servicing Agreement

  [Included as Exhibits 10.4(A), (B) and (C) to the Current Report on Form 8-K
     pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]